CALVERT EQUITY PORTFOLIO

Supplement to Summary Prospectus dated February 1, 2017 as revised October 3, 2017

The Board of Trustees of the Fund recently approved certain changes to the Fund described below, including a change to the name of the Fund and changes to certain terms of the Fund shares.  These changes will be effective over the next few months on the dates set forth below.

In addition, effective on December 8, 2017, all Class Y shares of the Fund will convert to Class I shares.  Thereafter, Class Y shares will be terminated.

1.

The following change is effective immediately:

The following is added as the second sentence in the first paragraph under “Fees and Expenses of the Fund”:

Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below.

2.

The following changes are effective November 6, 2017:

a.

The name of Calvert Equity Portfolio is changed to Calvert Equity Fund.

b.

The following replaces “Buying and Selling Shares” with respect to Class A, Class C and Class I shares.  Class Y shares will continue to be offered subject to the terms set forth under “Buying and Selling Shares”:

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class C shares are only available for purchase through a financial intermediary.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

3.

Effective December 7, 2017, the Fund will no longer offer Class Y shares.

October 6, 2017	27329 10.6.17